UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2009

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)

Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)	01876 (Zip Code)

Registrant’s telephone number, including area code: (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

65 Network Drive, Burlington, Massachusetts Facility Lease

On November 20, 2009, Avid Technology, Inc. (the “Company”) entered into a lease (the “65 Network Drive Lease”) with Netview 5 and 6 LLC (the “65 Network Drive Landlord”) pursuant to which the 65 Network Drive Landlord will rent 76,953 square feet of office and research and development space to the Company.  Although signed by both the 65 Network Drive Landlord and the Company, the 65 Network Drive Lease is being held in escrow and will not be released until receipt of consent from the 65 Network Drive Landlord’s lenders and the satisfaction of certain other escrow conditions.

The initial term of the 65 Network Drive Lease will begin on or about June 1, 2010 and run for an initial term of ten years, which may be extended at the Company’s option for up to two subsequent terms of five years each.  Under the 65 Network Drive Lease, the Company is required to pay an initial base rent of $26 per square foot per year, increasing to $32.50 per square foot per year by the final year of the initial term, as well as certain insurance costs, utility charges, taxes, and operating costs.

The 65 Network Drive Lease provides for substantial improvements to the premises, to be funded partly by the 65 Network Drive Landlord and partly by the Company.

The foregoing summary is subject to, and qualified in its entirety by, the terms of the 65 Network Drive Lease, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

75 Network Drive, Burlington, Massachusetts Facility Lease

On November 20, 2009, the Company entered into a lease (the “75 Network Drive Lease”) with Netview 1,2,3,4 & 9 LLC (the “75 Network Drive Landlord”) pursuant to which the 75 Network Drive Landlord will rent 99,765 square feet of office and research and development space to the Company.  Although signed by both the 75 Network Drive Landlord and the Company, the 75 Network Drive Lease is being held in escrow and will not be released until receipt of consent from the 75 Network Drive Landlord’s lenders and the satisfaction of certain other escrow conditions.

The initial term of the 75 Network Drive Lease will begin on or about June 1, 2010 and run for an initial term of ten years, which may be extended at the Company’s option for up to two subsequent terms of five years each.  Under the 75 Network Drive Lease, the Company is required to pay an initial base rent of $26 per square foot per year, increasing to $32.50 per square foot per year by the final year of the initial term, as well as certain insurance costs, utility charges, taxes, and operating costs.

The 75 Network Drive Lease provides for substantial improvements to the premises, to be funded partly by the 75 Network Drive Landlord and partly by the Company.

The foregoing summary is subject to, and qualified in its entirety by, the terms of the 75 Network Drive Lease, a copy of which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

10 North Avenue, Burlington, Massachusetts Facility Lease

On November 20, 2009, the Company entered into a lease (the “North Avenue Lease”) with N.W. Building 28 Trust (the “North Avenue Landlord”) pursuant to which the North Avenue Landlord will rent

30,208 square feet of office and research and development space to the Company.  Although signed by both the North Avenue Landlord and the Company, the North Avenue Lease is being held in escrow and will not be released until receipt of consent from the North Avenue Landlord’s lenders and the satisfaction of certain other escrow conditions.

The initial term of the North Avenue Lease will begin on or about June 1, 2010 and run for an initial term of ten years, which may be extended at the Company’s option for up to two subsequent terms of five years each.  Under the North Avenue Lease, the Company is required to pay an initial base rent of $9.50 per square foot per year, increasing to $10.50 per square foot per year by the final year of the initial term, as well as certain insurance costs, utility charges, taxes, and operating costs.

The North Avenue Lease provides for substantial improvements to the premises, to be funded partly by the North Avenue Landlord and partly by the Company.

The foregoing summary is subject to, and qualified in its entirety by, the terms of the North Avenue Lease, a copy of which is filed hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2009	AVID TECHNOLOGY, INC. (Registrant)

	By:	/s/ Paige Parisi
Paige Parisi
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Network Drive at Northwest Park Office Lease dated as of November 20, 2009 between Avid Technology, Inc. and Netview 5 and 6 LLC (for premises at 65 Network Drive, Burlington, Massachusetts)
10.2	Network Drive at Northwest Park Office Lease dated as of November 20, 2009 between Avid Technology, Inc. and Netview 1,2,3,4 & 9 LLC (for premises at 75 Network Drive, Burlington, Massachusetts)
10.3	Northwest Park Lease dated as of November 20, 2009 between Avid Technology, Inc. and N.W. Building 28 Trust (for premises at 10 North Avenue, Burlington, Massachusetts)